UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2017 (February 6, 2017)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events	3
Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
EX - 99.1

Item 8.01 Other Events
The following information is furnished pursuant to Item 8.01:
On February 6, 2017, the Company announced the sale of substantially all of its US bar grating product line assets to Fisher & Ludlow, a subsidiary of Nucor Corpoation. The Company had previously announced, on December 2, 2016, its intentions to exit its US bar grating product line as part of its portfolio management and 80/20 strategic initiatives.

Item 9.01 Financial Statements and Exhibits
(a)-(c)    Not Applicable
    (d)    Exhibits:

Exhibit No.	Description

99.1	News Release issued by Gibraltar Industries, Inc. on February 6, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date: February 6, 2017
	By:	/s/ Timothy F. Murphy
Timothy F. Murphy
Vice President, Treasurer and Secretary